SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2003


                           Structured Products Corp.

             (Exact name of registrant as specified in its charter)


Delaware                33-55860/   13-3692801
--------                ---------   ----------
                        33-357357/  133-389080
                        ---------   ----------

(State or other         (Commission     (IRS Employer
jurisdiction of          File            Identification
incorporation or         Number)         Number)
organization)

388 Greenwich Street, New York, New York                  10013
---------------------------------------------------------------
(Address of principal  executive  offices)            (Zip Code)
Registrant's telephone number including area code (212) 816-7496.


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Item 1.    Changes in Control of Registrant.

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           Not Applicable.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  July  2,  2003
                    Distribution Date for the CAST Step-Up Trust for CIT Group Notes

 Item 8.   Change in Fiscal Year

           Not Applicable.

Item 9.    Regulation FD Disclosure

           Not Applicable.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               By:  /s/ John W. Dickey

                                               ---------------------------------
                                               Name:   John W. Dickey
                                               Title:  Authorized Signatory







July 9, 2003


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EXHIBIT INDEX


Exhibit                                                         Page
-------                                                         ----

   1    Trustee's Report with respect to the July 2, 2003         5
        Distribution Date for the CAST Step-Up Trust for
        CIT Group Notes



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                                   Exhibit 1


To the Holders of:
CAST Step-Up Trust for CIT Group Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 148356 AA6
Class B Certificates                       *CUSIP: 148356 AB4

U.S. Bank Trust National Association, as Trustee for the CAST Step-Up Trust for CIT Group Notes (the "Trust"), hereby gives notice with respect to the Distribution Date of July 2, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

         Class       Principal     Interest      Total Distribution
         -----       ---------     --------      ------------------
         A           $ 0.000000    $ 3.750000    $ 3.750000
         B           $ 0.000000    $ 0.000000    $ 0.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. The Class A Certificates bear interest at the rate of 4.50% and the Class B Certificates bear interest at a rate of 3.25% during the period ending on the Distribution Date .

4. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

5. $33,000,000 aggregate principal amount of CIT Group Inc. 7.75% Senior Notes due April 2, 2012 (the "Term Assets") are held for the above trust.

6.   At the  close  of  business  on  the  Distribution  Date,  33,000  Class  A
     Certificates representing $33,000,000 aggregate Certificate Principal Balance and $33,000,000 aggregate Notional Amount of Class B Certificates were outstanding.

7. The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the Confirmation thereto each dated April 4, 2003 between the Trust and Citigroup Global Markets Limited ( f/k/a Salomon Brothers International Limited) (collectively the "Swap"), is $33,000,000. Payment of the obligations of Citigroup Global Markets Limited under the Swap is guaranteed by Citigroup Global Markets Holdings Inc. (f/k/a Salomon Smith Barney Holdings Inc.) under a Guarantee Agreement dated April 4, 2003.

8. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.


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